EXHIBIT 99.1
                                                                    ------------


                      AMENDMENT FOR AN INCREASED COMMITMENT


         This AMENDMENT is made as of the 17th day of November, 2004 by and among Chesapeake Exploration Limited Partnership, an Oklahoma limited partnership ("BORROWER"), Chesapeake Energy Corporation, an Oklahoma corporation (the "COMPANY"), Union Bank of California, N.A., as administrative agent and collateral agent ("ADMINISTRATIVE AGENT"), and the Lenders listed on the attached EXHIBIT A (each a "SUPPLEMENTAL LENDER", and together the "SUPPLEMENTAL LENDERS").

         Borrower, the Company, Administrative Agent and certain other Lenders, as described therein, are parties to that certain Fourth Amended and Restated Credit Agreement dated as of May 7, 2004 (as amended, supplemented, or restated, the "CREDIT AGREEMENT"). All terms used herein and not otherwise defined shall have the same meaning given to them in the Credit Agreement.

         Pursuant to SECTION 10.6A of the Credit Agreement, Borrower has the right to increase the aggregate Revolving Commitment by obtaining additional Revolving Commitments upon satisfaction of certain conditions. This Amendment requires only the signature of Borrower, Administrative Agent and the Supplemental Lenders so long as the Aggregate Commitment is not increased above the amount permitted by the Credit Agreement.

         The Supplemental Lenders are each either (a) an existing Lender which is increasing its Revolving Commitment or (b) a new Lender which is a lending institution whose identity Administrative Agent will approve by its signature below.

         In consideration of the foregoing, each Supplemental Lender, from and after the date hereof, shall have the Revolving Commitment listed next to its name on the attached EXHIBIT A, which shall replace the prior Revolving Commitment of each existing Supplemental Lender in effect immediately prior to this Amendment, as listed next to its name on the attached EXHIBIT A, and any Supplemental Lender that is a new Lender hereby assumes all of the rights and obligations of a Lender under the Credit Agreement. This Amendment shall not affect the Revolving Commitments of Lenders who are not Supplemental Lenders.

         Borrower has executed and delivered to each Supplemental Lender as of the date hereof, if requested by such Supplemental Lender, a new or replacement
Note in the form attached to the Credit Agreement as EXHIBIT H to evidence the new or increased Revolving Commitment of such Supplemental Lender.


      [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK. SIGNATURE PAGES FOLLOW.]

         IN WITNESS WHEREOF, Administrative Agent, Borrower and the Supplemental Lenders have executed this Amendment as of the date shown above.


                                 CHESAPEAKE EXPLORATION LIMITED
                                 PARTNERSHIP

                                 By: Chesapeake Operating, Inc., its general partner


                                        By: /S/ MARTHA A. BURGER
                                            -----------------------------------
                                            Name:   Martha A. Burger
                                            Title:  Treasurer and
                                                    Sr. Vice President
                                                    Human Resources


                                 CHESAPEAKE ENERGY CORPORATION


                                        By: /S/ MARTHA A. BURGER
                                            -----------------------------------
                                            Name:   Martha A. Burger
                                            Title:  Treasurer and
                                                    Sr. Vice President
                                                    Human Resources


                                 UNION BANK OF CALIFORNIA, N.A.,
                                 as Administrative Agent


                                        By: /S/ RANDALL OSTERBERG
                                            -----------------------------------
                                            Name:   Randall Osterberg
                                            Title:  Senior Vice President


                                        By: /S/ KIMBERLY CALL
                                            -----------------------------------
                                            Name:   Kimberly Call
                                            Title:  Assistant Vice President



                                                              SIGNATURE PAGE TO
                                              AMENDMENT FOR COMMITMENT INCREASE

                                 BNP PARIBAS


                                        By: /S/ DAVID DODD
                                            -----------------------------------
                                            Name:   David Dodd
                                            Title:  Director


                                        By: /S/ POLLY SCHOTT
                                            -----------------------------------
                                            Name:   Polly Schott
                                            Title:  Vice-President



                                                              SIGNATURE PAGE TO
                                              AMENDMENT FOR COMMITMENT INCREASE

                                 SUNTRUST BANK

                                        By: /S/ JOE MCCREERY
                                            -----------------------------------
                                            Name:   Joe McCreery
                                            Title:  Vice President



                                                              SIGNATURE PAGE TO
                                              AMENDMENT FOR COMMITMENT INCREASE

                                 CALYON NEW YORK BRANCH


                                        By: /S/ OLIVIER AUDEMARD
                                            -----------------------------------
                                            Name:   Olivier Audemard
                                            Title:  Managing Director


                                        By: /S/ ATTILA COACH
                                            -----------------------------------
                                            Name:   Attila Coach
                                            Title:  Managing Director



                                                              SIGNATURE PAGE TO
                                              AMENDMENT FOR COMMITMENT INCREASE

                                 BANK OF SCOTLAND


                                        By: /S/ AMENA NABI
                                            -----------------------------------
                                            Name:   Amena Nabi
                                            Title:  Assistant Vice President



                                                               SIGNATURE PAGE TO
                                              AMENDMENT FOR COMMITMENT INCREASE

                                 COMERICA BANK


                                        By: /S/ PETER L. SEFZIK
                                            -----------------------------------
                                            Name:   Peter L. Sefzik
                                            Title:  Vice President
                                                    Texas Division



                                                               SIGNATURE PAGE TO
                                              AMENDMENT FOR COMMITMENT INCREASE

                                 BANK OF AMERICA, N.A.


                                        By: /S/ RONALD E. MCKAIG
                                            -----------------------------------
                                            Name:   Ronald E. McKaig
                                            Title:  Senior Vice President



                                                               SIGNATURE PAGE TO
                                              AMENDMENT FOR COMMITMENT INCREASE

                                 WELLS FARGO BANK, N.A.


                                        By: /S/ DUSTIN S. HANSEN
                                            -----------------------------------
                                            Name:   Dustin S. Hansen
                                            Title:  Assistant Vice President



                                                               SIGNATURE PAGE TO
                                               AMENDMENT FOR COMMITMENT INCREASE

                                 NANTEXIS BANQUE POPULAIRE


                                        By: /S/ DONOVAN C. BROUSSARD
                                            -----------------------------------
                                            Name:   Donovan C. Broussard
                                            Title:  Vice President & Manager


                                        By: /S/ LOUIS P. LAVILLE, III
                                            -----------------------------------
                                            Name:   Louis P. Laville, III
                                            Title:  Vice President & Manager



                                                               SIGNATURE PAGE TO
                                               AMENDMENT FOR COMMITMENT INCREASE

                                 RZB FINANCE LLC


                                        By: /S/ JUAN M. CSILLAGI
                                            -----------------------------------
                                            Name:   Juan M. Csillagi
                                            Title:  Group Vice President


                                        By: /S/ CHRISTOPH HOEDL
                                            -----------------------------------
                                            Name:   Christoph Hoedl
                                            Title:  Vice President



                                                               SIGNATURE PAGE TO
                                               AMENDMENT FOR COMMITMENT INCREASE

                                 ROYAL BANK OF CANADA


                                        By: /S/ LINDA M. STEPHENS
                                            -----------------------------------
                                            Name:   Linda M. Stephens
                                            Title:  Authorized Signatory



                                                               SIGNATURE PAGE TO
                                               AMENDMENT FOR COMMITMENT INCREASE

                                    EXHIBIT A
                                    ---------

                                          Prior                   New
                                        Revolving              Revolving
                                        Commitment             Commitment
                                  ---------------------    ------------------

UNION BANK OF CALIFORNIA, N.A.          $45,000,000            $55,000,000
BNP PARIBAS                             $40,000,000            $50,000,000
SUNTRUST BANK                           $40,000,000            $50,000,000
CALYON NEW YORK BRANCH                  $40,000,000            $50,000,000
BANK OF SCOTLAND                        $40,000,000            $50,000,000
COMERICA BANK                           $40,000,000            $50,000,000
BANK OF AMERICA, N.A.                   $40,000,000            $50,000,000
WELLS FARGO BANK, N.A.                  $25,000,000            $35,000,000
NATEXIS BANQUE                          $20,000,000            $25,000,000
RZB FINANCE LLC                         $10,000,000            $15,000,000
ROYAL BANK OF CANADA                        -0-                $10,000,000
                                  ---------------------    -------------------
                                  ---------------------    -------------------


Increase in Aggregate Revolving Commitment          $100,000,000